SUMMARY PROSPECTUS January 31, 2024

AB Short Duration High Yield Portfolio

(formerly, AB Limited Duration High Income Portfolio)

Ticker: Class A–ALHAX; Class C–ALHCX; Advisor Class–ALHYX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated January 31, 2024, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, reports to shareholders and other information about the Fund, go to www.abfunds.com/go/prospectus, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s reports to shareholders are also available at www.abfunds.com/go/SDHY

PRO-0115-SDHY-0124

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek the highest level of income that is available without assuming what the Adviser considers to be undue risk to principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Advisor Class shares, which are not reflected in the tables or the examples below. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AB Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds—Sales Charge Reduction Programs for Class A Shares on page 64 of the Fund’s Prospectus, in Appendix C—Financial Intermediary Waivers of the Fund’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 130 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class C Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C	Advisor Class
Management Fees	.55%		.55%	.55%

Distribution and/or Service (12b-1) Fees	.25%	(c)	1.00%	None

Other Expenses:
Transfer Agent	.06%		.06%	.06%
Other Expenses	.16%		.16%	.17%

Total Other Expenses	.22%		.22%	.23%

Total Annual Fund Operating Expenses	1.02%		1.77%	.78%

Fee Waiver and/or Expense Reimbursement(d)	(.07)%		(.07)%	(.08)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	.95%		1.70%	.70%

(a)

Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, or CDSC, which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.

(c)	Restated to reflect current expenses.

(d)

The Adviser has contractually agreed to waive its management fees and/or to bear certain expenses of the Fund until January 31, 2025 to the extent necessary to prevent total Fund operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding .95%, 1.70% and .70% of average daily net assets, respectively, for Class A, Class C and Advisor Class shares (“expense limitations”). The expense limitations will remain in effect until January 31, 2025 and may only be terminated or changed with the consent of the Fund’s Board of Directors. In addition, the expense limitations will be automatically extended for one-year terms unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the period.

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s operating expenses stay the same and that any fee waiver and/or expense limitation is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$518	$273	*	$72

After 3 Years	$729	$550		$241

After 5 Years	$958	$953		$425

After 10 Years	$1,614	$1,880		$959

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in debt securities that are rated below investment grade (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and assignments and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s Investors Service, CCC+ by S&P Global Ratings or CCC by Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization (“NRSRO”), at the time of purchase. (For the purpose of this 10% limit, the Fund will rely on the highest rating from any NRSRO, and the notional amount of derivatives related to these instruments will be counted.)

The Fund invests on a global basis, including securities of issuers in both developed and emerging market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global fixed-income markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines its quantitative forecasts with fundamental economic and credit research in seeking to exploit these inefficiencies.

The Adviser employs strategies to manage the Fund’s volatility relative to the global high-yield market. Such strategies may include shortening the duration of the Fund, adding higher rated investments, investing in various fixed-income sectors with relatively low correlation among them, and using hedging strategies that seek to provide protection from substantial market downturns. The Adviser utilizes different combinations of the above strategies at different points in time, taking into consideration, among other factors, the shape of the credit curve, the relative effect on yield associated with changes in credit quality, and the cost of hedging strategies.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent, subject to the limits of applicable law. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser considers factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

•

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

•

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed- income securities with longer durations have more risk and will decrease in price as interest rates rise.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

•

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

•

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

•

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory and other uncertainties.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

•

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund.

Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 12.24%, 2nd quarter, 2020; and Worst Quarter was down -14.91%, 1st quarter, 2020.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2023)

		1 Year	5 Years	10 Years
Class A*	Return Before Taxes	6.90%	2.88%	2.61%

	Return After Taxes on Distributions	4.40%	0.83%	0.76%

	Return After Taxes on Distributions and Sale of Fund Shares	4.00%	1.31%	1.15%
Class C	Return Before Taxes	9.69%	3.01%	2.30%
Advisor Class	Return Before Taxes	11.82%	4.05%	3.32%
Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index (reflects no deduction for fees, expenses, or taxes)**		12.20%	5.16%	4.28%
Bloomberg Global High Yield 1-5 Year Index (U.S. dollar hedged) (reflects no deduction for fees, expenses, or taxes)**		11.89%	4.01%	4.07%

*	After-tax returns:

–	Are shown for Class A shares only and will vary for the other Classes of shares because these Classes have different expense ratios;

–

Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Effective July 5, 2023 the broad-based index used for comparison with the Fund’s performance has changed from the Bloomberg Global High Yield 1-5 Year Index (U.S. dollar hedged) to the Bloomberg US High Yield 1-5 Year Cash Pay 2% Total Return Index because the Adviser believes the new index better reflects the Fund’s revised investment strategies.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since 2011	Senior Vice President of the Adviser

Robert Schwartz	Since 2022	Senior Vice President of the Adviser

William Smith	Since 2018	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

At meetings held on October 31–November 2, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of the Fund into a newly-created exchange-traded fund (“ETF”) (the “Conversion”), which will be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund will be converted into an ETF (the “Acquiring Portfolio”), a newly-created series of AB Active ETFs, Inc., that has an investment objective, investment strategies and fundamental investment policies that are identical to those of the Fund. The closing date of the Conversion is expected to occur on or about July 12, 2024.

In connection with the Conversion, the assets and liabilities of the Fund will be transferred to the Acquiring Portfolio, and stockholders of the Fund will receive shares of the Acquiring Portfolio, equal in aggregate NAV to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). After the Conversion, the Fund will be liquidated. The Conversion does not require stockholder approval and stockholders are not being asked to vote.

Importantly, in order to receive shares of the Acquiring Portfolio as part of the Conversion, you must hold Fund shares through a brokerage account that can accept shares of an ETF. If you do not hold Fund shares through that type of brokerage account, you will not receive shares of the Acquiring Portfolio as part of the Conversion. Instead, your Fund shares will be redeemed and you will receive cash equal to the value of your Fund shares. The redemption of your Fund shares may be a taxable event.

In anticipation of the Conversion, purchase orders will only be accepted by the Fund until May 30, 2024. Exchange orders and redemption orders will only be accepted by the Fund until June 6, 2024.

In connection with the Conversion, Class A and Class C shares of the Fund will be automatically converted into Advisor Class shares. This share class consolidation will occur on or about March 18, 2024 or another date selected by the Adviser prior to the closing date, without the imposition of any sales load, fee or other charge.

Purchase Minimums

The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	None	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class shares (only available to fee-based programs or through other limited arrangements and certain commission-based brokerage arrangements)	None	None
Class A shares are available at net asset value, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, where in each case plan level or omnibus accounts are held on the books of the Fund.	None	None

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800) 221-5672.

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or a group retirement plan), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0115-SDHY-0124